UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pimco Commercial Mortgage Securities Trust, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 213-3606

Notice of Annual Meeting of Shareholders

To be held April 14, 2004

To the Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2004 at 11:00 a.m., Pacific time, or as adjourned from time to time, for the following purposes:

(1)  To consider whether to liquidate the Fund;

(2)  To consider whether to elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2007, and until their successors are elected and qualify; and

(3)  To transact such other business as may properly come before the Meeting or any adjournment thereof.

After careful consideration, the Directors of the Fund unanimously approved the proposals and recommend that shareholders vote “AGAINST” Proposal 1 and “FOR” Proposal 2. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 5, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated: March 19, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

PROXY STATEMENT

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 213-3606

Annual Meeting of Shareholders

To be held April 14, 2004

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), a Maryland corporation, for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2004 at 11:00 a.m., Pacific time, or as adjourned and reconvened from time to time (the “Meeting”), for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 19, 2004.

Shareholder Reports.    Shareholders can find important information about the Fund in the annual report dated December 31, 2003 and the semi-annual report dated June 30, 2003, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the toll-free telephone number above.

The Board is soliciting proxies from shareholders of the Fund with respect to the following:

I.	A proposal to liquidate the Fund;

II.	A proposal to elect Directors to the Board of Directors of the Fund; and

III.	Such other business as may properly come before the Meeting.

PROPOSAL I:    LIQUIDATION OF THE FUND

As stated in the Fund’s prospectus dated August 27, 1993, the Board of Directors must submit to shareholders at the annual meeting of shareholders in the year 2004 a proposal to provide for the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders. Under the terms of the Fund’s Articles of Incorporation, approval of such a proposal requires the affirmative vote of two-thirds (66 2/3%) of the Fund’s shares outstanding and entitled to vote on the matter. If such proposal is not approved by shareholders in the year 2004, subsequent proposals would be submitted to shareholders in the years 2007 and 2010, and, if not then approved, thereafter at the discretion of the Board of Directors.

The Directors unanimously recommend that shareholders vote “AGAINST” this proposal. The Fund has outperformed its benchmark index over time, and unlike many closed-end funds, the Fund has traded at a premium to its net asset value (“NAV”) for significant periods of its operation. In a liquidation of the Fund, shareholders would receive as net proceeds from such liquidation an amount equal to the NAV of their shares. Therefore, if at the time of liquidation the Fund was still trading at a premium to its NAV, shareholders would receive less than the market value of their shares. As of March 15, 2004, the Fund’s NAV per share was $            , and its market value was $             per share, representing a     % premium to NAV.

This proposal appears on the ballot because when the Fund commenced operations in 1993, the Board undertook to submit a proposal to shareholders to liquidate the Fund at this year’s annual meeting, and again in 2007 and 2010. At the time, in light of the uncertainty as to how the Fund would perform, and the tendency of closed-end funds to frequently trade at a discount to NAV, this policy was deemed necessary to assure potential investors in the Fund’s initial public offering that they could eventually liquidate their shares at NAV if the Fund was not successful in meeting its investment objective of achieving high current income.

The Fund, however, has been quite successful in terms of meeting its investment objective. The following chart shows performance of the Fund for periods ended December 31, 2003:

	1 year	3 years	5 years	10 years
Net Asset Value (NAV) of Fund (%)	7.03	9.55	8.27	8.69
Market Value of Fund (NYSE) (%)	9.76	15.01	11.13	10.49
Lehman Aggregate Bond Index (%)	4.10	7.57	6.62	6.95

Past performance is no guarantee of future results. The performance above represents the total return performance of the PIMCO Commercial Mortgage Securities Trust, Inc., as compared to the Lehman Aggregate Bond Index, an unmanaged market index considered to be representative of the bond market.

Liquidation is an extraordinary action that would eliminate the vehicle chosen by current shareholders for long-term investment in the commercial mortgage-backed securities market. It could result in shareholders receiving less than the market value of their shares, if the Fund continues to trade at a premium to its NAV. It could also subject shareholders to applicable Federal, state and local income taxes on the difference between the proceeds of liquidation and their tax bases in shares of the Fund just as if they had voluntarily sold their shares. Finally, liquidation would cause the Fund to lose the potential benefits of capital loss carryforwards that otherwise could help the Fund reduce any future capital gains distributions that would be taxable to shareholders. In light of these factors, and the Fund’s long-term performance, the Board recommends that shareholders vote against this proposal.

To assist shareholders in their consideration of this matter, attached as Appendix B is a form of a Plan of Liquidation for the Fund which sets forth the process by which liquidation would be effected. In the event that shareholders vote for this proposal, the Board could make such non-material amendments to the Plan as it deems necessary in its sole discretion. Although the Board strongly recommends that shareholders vote against this proposal, for the reasons stated above, the Board believes that providing this Plan is necessary to enable shareholders to make an informed decision.

Under the Plan, the Fund would cease its operations as an investment company on                          , 2004. The Fund would conduct no business other than winding up its affairs, and would liquidate all of its assets and convert them to cash or cash equivalents. After paying or making provision to pay of the Fund’s liabilities, the Fund would distribute pro rata all of the remaining assets of the Fund to each shareholder of record, and cancel all outstanding shares of the Fund.

PROPOSAL II:    ELECTION OF DIRECTORS

The Fund’s Articles of Incorporation provide that the Fund’s Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current terms of the Class I Directors expire this year. The current terms of the Class II and Class III Directors will expire in 2005 and 2006, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. E. Philip Cannon and William J. Popejoy, the current Class I Directors, have been nominated for re-election by the Board to serve another term, which would expire in 2007 (Messrs. Cannon and Popejoy, collectively are the “Nominees”). The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until their term expires in 2007, unless sooner succeeded as provided in the Fund’s Articles of Incorporation. It is proposed, and the Board recommends, that shareholders elect the Nominees.

The following table sets forth certain information concerning each of the Directors of the Fund, including the Nominees. However, only the Nominees are standing for election.

The Class I Directors are:

Class I Directors (Term Expiring in 2007):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/5/04

Non-Interested Directors
E. Philip Cannon Age 63	Director	3/00-Present	Proprietor, Cannon & Company (a private investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None	–0–

William J. Popejoy Age 65	Director	7/93-2/95 and 8/95-Present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation	–0–

The Class II Directors are:

Class II (Term Expiring in 2005):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/5/04

Non-Interested Directors
J. Michael Hagan Age 64	Director	3/00-Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; Director, Remedy Temp (staffing). Formerly, Chairman and CEO, Furon Company (manufacturing); and Director, Saint Gobain Corporation (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).	–0–

Vern O. Curtis Age 69	Director	2/95-Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust.	77	Director, Public Storage Business Parks, Inc. (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).	7,500 (0.07%)

The Class III Directors (Nominees) are:

Class III (Term Expiring in 2006):

Name and Age[1]	Position Held With the Fund	Term of Office and Length of Time Served on the Board[3]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock Beneficially Owned and % of Total Outstanding as of 3/7/03

Interested Directors
Brent R. Harris[2] Age: 44	Chairman of the Board and Director	6/93-Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Director, Chairman and President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None	2,800 (0.03%)

R. Wesley Burns[2] Age: 44	President and Director	11/97-Present (since 2/94 as President)	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO; and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None	2,500 (0.02%)

[1]	Directors can be reached at the Fund’s address above.
[2]	Mr. Burns and Mr. Harris are “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) because of their affiliations with the Fund’s investment adviser, Pacific Investment Management Company LLC (“PIMCO”).
[3]	The current terms of the Class I, Class II and Class III Directors will expire in 2007, 2005 and 2006, respectively.

During the fiscal year ended December 31, 2003, there were four meetings of the Board.

Listed below for each Director is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director that are in the same family of investment companies as the Fund, as of December 31, 2003.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies*

R. Wesley Burns	$10,001-$50,000	Over $100,000

E. Philip Cannon	-0-	Over $100,000

Vern O. Curtis	Over $100,000	Over $100,000

J. Michael Hagan	-0-	Over $100,000

Brent R. Harris	$50,001-$100,000	Over $100,000

William J. Popejoy	-0-	Over $100,000

*	Family of Investment Companies includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Set forth in the table below is information regarding each non-interested Director’s (and his or her immediate family members’) share ownership in securities of the investment manager of the Fund, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund (not including registered investment companies), as of December 31, 2003.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class

E. Philip Cannon	None	None	None	None	None

Vern O. Curtis	None	None	None	None	None

J. Michael Hagan	None	None	None	None	None

William J. Popejoy	None	None	None	None	None

As of December 31, 2003, the Directors and Officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors, a division of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), the parent of PIMCO.

Board of Directors—Committees

Audit Committee

The Fund has a standing Audit Committee that consists of all of the independent Directors (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Fund’s independent public accountant, submits a recommendation to the Board as to the selection of the independent public accountant, and reviews generally the maintenance of the Fund’s records and the safekeeping arrangements of the Fund’s custodian. During the fiscal year ended December 31, 2003, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

The Fund adopted an Audit Committee Charter on February 23, 2004, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent public accountant, and has discussed with its independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and its independent public accountant, and discussed certain matters with its independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2003.

Valuation Committee

The Fund has a standing Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee consists of two directors of the Fund, Mr. Harris and Mr. Burns, and three officers of the Fund: John P. Hardaway (Treasurer), Erik C. Brown (Assistant Treasurer) and Stacie D. Anctil (Assistant Treasurer). Each member of the Valuation Committee is an “interested person” of the Fund as that term is defined in the 1940 Act. During the fiscal year ended December 31, 2003, there were no meetings of the Valuation Committee.

Nominating Committee; Consideration of Potential Director Nominees

The Fund has a Nominating Committee, which makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee is comprised solely of the Fund’s Independent Directors (Messrs. Cannon, Curtis, Hagan and Popejoy). During the fiscal year ended December 31, 2003, there were no meetings of the Committee.

The Committee will consider potential director nominees recommended by Fund shareholders provided that the proposed nominees: (i) satisfy the director qualification requirements provided in the

Fund’s Bylaws; (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and (iii) are “independent” as defined in the New York Stock Exchange listing standards. Before fiscal year 2004, the Committee did not have a formal process for the submission of potential candidates by shareholders except as part of a shareholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and the shareholders submitting the nominations, the Committee has looked for guidance to recent promulgations by the Securities and Exchange Commission (“SEC”) regarding director nominations. Accordingly, the Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the nominee requirements proposed by the SEC in its proposed Rule 14a-11(c) under the 1934 Act, and shareholders making the recommendations must satisfy the requirements proposed by the SEC in its proposed Rule 14a-11(b) under the 1934 Act.

For potential director nominees recommended by shareholders, these requirements are as follows (terms should be interpreted in accordance with the 1934 Act unless otherwise specified):

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

A shareholder or shareholder group may not submit for consideration a proposed nominee who has previously been considered by the Committee. A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for its 2005 Annual Meeting.

Shareholders recommending potential director nominees must substantiate compliance with these requirements at the time of submitting their proposed director nominee to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the director nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, to be named as a director if so elected.

The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is attached as Appendix C. The Nominating Committee identifies prospective director nominees from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Charter of the Committee provides that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. Although there are no minimum qualifications other than as described above, the Committee may take into account a wide variety of factors in considering prospective director nominees, including (but not limited to) the overall diversity of the Board’s composition and the prospective nominee’s: (i) availability and commitment to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; and (v) ability, judgment and expertise.

The Committee may recommend that the Board modify any nominee qualifications from time to time. The Committee meets periodically to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s February meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating Committee does not otherwise evaluate potential director nominees recommended by shareholders in a different manner. The standard of the Nominating Committee is to treat all equally qualified potential nominees in the same manner.

No nominee recommendations have been received by shareholders.

Communications with the Board of Directors

The Fund provides a means for shareholders to send communications to the Board of Directors. Shareholders may obtain information regarding the ability to communicate with the Board of Directors, as well as the Fund’s policy concerning attendance by Directors at annual meetings of shareholders, by consulting the Fund’s website at www.pcmfund.com.

Remuneration of Directors and Officers

The Fund pays each Director who is not an “interested person” of the Fund an annual retainer of $6,000, plus $1,000 for each regular Board meeting attended in person and $500 for such each meeting attended telephonically. The Fund also reimburses each Director for reasonable expenses incurred in connection with such meetings. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2003, the Directors who are not “interested persons” of the Fund, as a group, received compensation in the amount of $52,010.

The following table sets forth the compensation paid to each Director who is not an “interested person” of the Fund for the fiscal year ended December 31, 2003. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex[1]

Guilford C. Babcock[2]	$5,000	$46,000

E. Philip Cannon	$11,419	$189,384

Vern O. Curtis	$10,591	$97,068

J. Michael Hagan	$10,000	$92,950

Thomas P. Kemp[2]	$5,000	$46,000

William J. Popejoy	$10,000	$92,750

[1]	“Fund Complex” includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. No compensation was paid to any Director of the Fund by PIMCO Strategic Global Government Fund, Inc.

For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Directors listed above received an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person ($500 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $1,500. For the fiscal year ended March 31, 2003, these Trustees, as a group, received compensation in the amount of $444,917 from PIMCO Funds: Pacific Investment Management Series.

For his services as a Trustee of the PIMCO Funds: Multi-Manager Series, Mr. Cannon received an annual retainer of $52,000 plus $3,000 for each Board of Trustees meeting attended in person ($1,500 for each such meeting attended telephonically), and $1,500 for each Performance and Audit Committee meetings attended, plus reimbursement of related expenses. For the fiscal year ended June 30, 2003, Mr. Cannon received compensation in the amount of $89,051 from PIMCO Funds: Multi-Manager Series.

For their services as Trustees of the PIMCO Variable Insurance Trust, the Directors listed above received an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person ($250 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $500. For the fiscal year ended December 31, 2003, these Trustees, as a group, received compensation in the amount of $53,010 from PIMCO Variable Insurance Trust.

[2]	Messrs. Babcock and Kemp retired from the Board of Directors of the Fund and the Board of Trustees of the PIMCO Funds: Pacific Investment Management Series and PIMCO Variable Insurance Trust on May 27, 2003.

The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years.

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Mohan V. Phansalkar Age 40	Chief Legal Officer	8/03-present	Managing Director, PIMCO. Formerly Executive Vice President, PIMCO.

Daniel J. Ivascyn Age 34	Senior Vice President	11/01-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William C. Powers Age 46	Senior Vice President	7/93-present	Managing Director, PIMCO.

Jeffrey M. Sargent Age 41	Senior Vice President. Formerly, Vice President and Secretary.	6/93-present (since 2/99 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
William S. Thompson, Jr. Age 58	Senior Vice President. Formerly, Vice President.	7/93-present (since 2/03 as Senior Vice President)	Chief Executive Officer and Managing Director, PIMCO.

Henrik P. Larsen Age 34	Vice President	2/99-present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen Age 44	Vice President. Formerly, Assistant Secretary.	2/95-present (Since 2/02 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn Age 57	Secretary	8/95-present	Specialist, PIMCO.

John P. Hardaway Age 46	Treasurer	6/93-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown Age 36	Assistant Treasurer	2/01-present	Vice President, PIMCO. Formerly, Senior Tax Manager with Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil Age 34	Assistant Treasurer	11/03-present	Specialist, PIMCO. Formerly Sales Associate, ESIS and Sales Manager, FI Interactive Data.

[1]	The executive officers of the Fund are appointed annually by the Board. They can be reached at the Fund’s address above.

Investment Manager and Administrator

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO serves as the investment manager and the administrator of the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” LIQUIDATING THE FUND UNDER PROPOSAL I AND VOTE “FOR” THE NOMINEES UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP (“PwC”) was selected by the Board on February 24, 2004 as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2004. A representative of PwC, if requested by any shareholder, will be present (via telephone) at the Meeting to respond to appropriate questions from shareholders.

Fees for Services to the Fund

The following table provides information on the aggregate fees billed by PwC for services rendered to the Fund for each of the last two fiscal years.

Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Totals
December 31, 2003	$15,775	$1,900	$1,200	-0-	18,875
December 31, 2002	$15,736	$1,200	$1,200	-0-	18,136

[1]	Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.
[2]	Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders.
[3]	Includes aggregate fees billed for review of the Fund’s tax returns.

Fees for Services to PIMCO

The following table provides information on the aggregate fees billed by PwC for services rendered to PIMCO for each of the last two fiscal years:

Fiscal Year Ended	Audit-Related Fees[1]	Tax Fees[2]	All Other Fees	Totals
December 31, 2003	$133,062	$10,050	-0-	143,112
December 31, 2002	$482,990	$109,675	-0-	592,665

[1]	Includes aggregate fees billed for review of PIMCO’s internal controls.
[2]	Includes aggregate fees billed for tax compliance advice and other tax consulting.

Additional Information on Fees for Services to the Fund and PIMCO

The following table provides the aggregate non-audit fees billed by PwC for services rendered to the Fund and PIMCO for each of the last two fiscal years:

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/02
Fund	3,100	2,400
PIMCO	143,112	592,665

Totals	$146,212	$595,065

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund require that the Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Audit Committee may also pre-approve the provision of non-audit services to the Fund or its Service Affiliates on a project-by-project basis.

The policies and procedures include an exception to the pre-approval requirement for non-audit services, to be invoked only rarely and only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the service. The exception to the pre-approval requirement was not invoked with respect to any of the non-audit services described on the preceding page.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act require the Fund’s Officers and Directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange (“NYSE”). Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year 2003, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Legal Proceedings

On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO, the investment adviser to the Fund, PIMCO Advisors Fund Management LLC (“PAFM”), and certain of their affiliates, had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain open-end investment companies (“mutual funds”) advised by PIMCO and PAFM. PIMCO, PAFM and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to alleged facts similar to those in the New Jersey Attorney General’s complaint. The lawsuit seeks unspecified compensatory damages.

In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. Pursuant to that announcement, the SEC is investigating PIMCO, PAFM and certain of their affiliates regarding directed brokerage and revenue-sharing arrangements involving mutual funds advised by PIMCO and PAFM. PIMCO, PAFM, and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the brokerage and distribution arrangements, including revenue-sharing arrangements, of mutual funds advised by PIMCO and PAFM. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that PIMCO and PAFM inappropriately used assets of these mutual funds to pay brokers to promote the investment companies by directing brokerage transactions to such brokers, and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

With the exception of the putative class action filed in U.S. District Court in New Jersey, which is described above and which names the Fund as a defendant, none of the foregoing investigations or lawsuits directly involves the Fund.

Although it is not possible to predict what, if any, effect the foregoing will have on the market for shares of the Fund, PIMCO has notified the Fund that PIMCO does not believe that these developments will have a material adverse effect on PIMCO’s ability to perform its advisory services to the Fund.

Expenses

The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

Quorum and Votes Required

Shareholders of record at the close of business on March 5, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

As of the Record Date, [11,123,413] shares of the Fund, representing the same number of votes, were outstanding. As of December 31, 2003, no persons owned of record or beneficially 5% or more of the shares of the Fund.

Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Newport Beach, California 92660, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the NYSE, members of the NYSE who exercise investment discretion pursuant to an advisory contract for the beneficial owner may vote on the Proposal II, but not Proposal I, without instructions from the beneficial owners of the Fund’s shares.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

Liquidation of the Fund (Proposal I) will require the affirmative vote of two-thirds (66 2/3%) of the Fund’s shares outstanding.

Election of the Nominees (Proposal II) will require the affirmative vote of the holders of a majority of the Fund’s shares present (or represented by proxy) and voting at the Meeting.

Shareholders’ Proposals

If the Fund is not liquidated; it will continue to hold annual meetings of shareholders. A shareholder’s proposal that is intended to be presented at the Fund’s Annual Meeting of Shareholders in 2005 must have been received by the Fund no later than November 21, 2004 in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting. A shareholder who wishes to make a proposal at the Fund’s Annual Meeting of Shareholders in 2005 without including the proposal in the Fund’s proxy statement must notify the Fund in writing, at the Fund’s offices, of such proposal no earlier than January 16, 2005 and no later than February 15, 2005. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s Annual Meeting of Shareholders in 2005 may exercise discretionary voting power, to the extent permitted by NYSE rules, with respect to any such proposal.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated:  March 19, 2004

APPENDIX A

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

(the “Fund”)

AUDIT COMMITTEE CHARTER

1.	The Audit Committee of the Fund shall be comprised of three or more independent members (as defined by Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934, as amended) of the Board of Directors of the Fund (the “Board”). Each of these independent members of the Board shall be financially literate and at least one shall possess accounting or related financial management expertise.[1] The Board will endeavor to appoint at least one member that the Board has determined to meet the definition of “audit committee financial expert,”[2] as defined by rule or regulation.[3] In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated. No member of the Audit Committee shall accept any consulting, advisory or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board or any other Board Committee.

[1]	To the extent that the Board declares that any Audit Committee member is an “audit committee financial expert,” that member shall be deemed to possess accounting or related financial experience.

[2]	The requirement that the Fund shall have at least one “audit committee financial expert” shall become effective no later than the date on which the Fund file their Forms N-CSR for fiscal years ended December 31, 2003.

[3]	An “audit committee financial expert” is an individual who, in the determination of the Board, has acquired the following attributes:

(i)	An understanding of generally accepted accounting principles and financial statements;
(ii)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(iii)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(iv)	An understanding of internal control procedures for financial reporting; and
(v)	An understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(ii)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(iii)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(iv)	Other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

2.	The purposes of the Audit Committee are:

(a)	to assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Fund’s independent auditor;

(b)	to prepare an audit committee report as required by the SEC to be included in the Fund’s annual proxy statement (or Form N-CSR, as applicable);

(c)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(d)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(e)	to act as a liaison between the Fund’s independent auditors and the full Board.

Pacific Investment Management Company (“PIMCO”) is responsible for maintaining appropriate systems for accounting and internal controls. The auditors are responsible for planning and carrying out a proper audit. The outside auditor ultimately is accountable to the Audit Committee and the Board. The function of the Audit Committee is oversight. To this end, the Audit Committee shall have unrestricted access to the Fund’s Board, the independent auditors, and the executive and financial management of the Fund. The auditor shall report directly to the Audit Committee.

3.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention or termination, and oversight of the work of auditors (including resolution of disagreements between management and the auditor regarding financial reporting) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to PIMCO, and to receive the auditors’ specific representations as to their independence;

(b)	to meet at least annually with the Fund’s independent auditors, including private meetings (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iii) to review the annual financial statements of the Fund and significant accounting policies underlying the statements and their presentation to the public in the annual report and Form N-CSR; (iv) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and PIMCO’s responses thereto; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)	to consider the effect upon the Fund of any changes in accounting principles or practices proposed by PIMCO or the auditors;

(d)	to review the form of opinion that the auditors propose to submit to the Board and shareholders;

(e)	to ensure that the outside auditor submits periodically to the Audit Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and the Fund; to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(f)	to review the fees charged by the auditors for audit and non-audit services;

(g)	to investigate improprieties or suspected improprieties in Fund operations; and

(h)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.	The Audit Committee shall meet regularly, and shall call special meetings when necessary.

5.	The Audit Committee shall oversee the development, establishment and review of complaint procedures regarding accounting, internal auditing controls or auditing matters. These complaint procedures shall provide for the anonymous and confidential submission and receipt of complaints from fund employees as well as employees of any fund service providers.

6.	The Audit Committee shall meet separately with management (including the Treasurer of the Fund), with the auditors and with other service providers when necessary, (including internal auditors, if any, from PIMCO) on a periodic basis and shall discuss the Fund’s periodic financial statements (including any “Management Discussion of Fund Performance”) with management and the auditor.

7.	The Audit Committee shall set clear policies with regard to the Fund’s ability to hire employees or former employees of the auditor and may review the practices of PIMCO with respect to the hiring of employees of former employees of the auditor.

8.	The Audit Committee shall discuss generally and periodically any financial information or guidance released to the public, press, analysts or rating agencies. The Audit Committee shall not be required to discuss or approve any specific financial information, guidance or release.

9.	The Audit Committee shall discuss periodically any policies of the Fund with respect to risk assessment or management.

10.	The Audit Committee shall meet with the independent auditors prior to the audit engagement to discuss the planning and staffing of the audit, which may include rotation of the audit partners on the engagement to conform with applicable rules or regulations.

11.	The Audit Committee shall have the authority to engage independent counsel and any other adviser as it deems necessary to fulfill any of its duties.

12.	The Audit Committee shall review any notifications that a Fund’s CEO may be required to submit to the New York Stock Exchange (“NYSE”) under Section 303A.12(b) of the NYSE listing standards.

13.	The Audit Committee shall have the authority to direct PIMCO to pay, consistent with the Fund’s unified fee structure, as applicable, any fees to the independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to the Fund, or engaged to provide any permissible non-audit services to the Fund, to any independent counsel or other adviser engaged by the Audit Committee. The Audit Committee shall receive appropriate funding to pay for any ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

14.	Each member of the Audit Committee may pre-approve audit and/or any permissible non-audit services and such approval shall be reported to the Audit Committee at its next scheduled meeting. Permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board. Each member of the Audit Committee may approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation.[4]

15.	The Audit Committee shall evaluate its performance annually.

16.	The Audit Committee shall review this Charter and recommend any changes to the full Board annually.

[4]	Section 10A of the Securities Exchange Act of 1934 states that a service may be determined to be “de minimis” if: (i) the aggregate amount of all such non-audit services provided to the issuer constitutes not more than 5 percent of the total amount of revenues paid by the issuer to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the issuer at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the issuer and approved prior to the completion of the audit by the audit committee or by 1 or more members of the audit committee who are members of the board of directors to whom authority to grant such approvals have been delegated by the audit committee. For purposes of investment companies (e.g., the Fund), final rules under this section clarify that the 5 percent amount is determined by aggregating the total amount of revenues paid to the Fund’s independent auditor by the Fund, its adviser and any entity controlling, controlled by or under common with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided.

APPENDIX B

[FORM OF]

PIMCO Commercial Mortgage Securities Trust, Inc.

Plan of Liquidation

The following Plan of Liquidation (“Plan”) of the PIMCO Commercial Mortgage Securities Trust, Inc., a corporation organized and existing under the laws of the State of Maryland and closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), is intended to accomplish the complete termination of the Fund in conformity with the laws of the State of Maryland, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”) and the Articles of Incorporation and Bylaws of the Fund.

WHEREAS, under the terms of the Fund’s Articles of Incorporation, approval of a proposal to liquidate the Fund requires the affirmative vote of two-thirds (66 2/3%) of the Fund’s shares outstanding and entitled to vote on the matter;

WHEREAS, at the Annual Meeting of Shareholders on April 14, 2004 (or upon reconvening after an adjournment thereof), [    ] percent of the shareholders of the Fund voted for a proposal to provide for the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders;

WHEREAS, on May [    ], 2004, the Fund’s Board of Directors unanimously approved this Plan in order to effect the orderly liquidation of the Fund and the payment of the net proceeds of liquidation to shareholders;

NOW, THEREFORE, the termination of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective upon the approval of the proposal to liquidate the Fund by the affirmative vote of two-thirds (66 2/3%) of the Fund’s shares outstanding and entitled to vote on the matter. The day of such approval is hereinafter called the “Effective Date.”

2. Liquidation. As promptly as practicable following approval of the Plan, the Fund shall be liquidated in accordance with Section 331 of the Code.

3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets ratably among the shareholders of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provisions for the Fund’s liabilities.

4. Notice of Termination. The Fund will mail a notice to the appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating all of its assets and cancelling all shares of the Fund.

5. Liquidation of Assets and Payments of Debts. On such date as the President of the Fund may determine, but in all events no later than                          , 2004 (“Termination Date”), the Fund shall

B-1

convert into cash or cash equivalents such portfolio securities as are necessary to pay or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6. Liquidation Distribution. On the Liquidation Date, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

7. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. The Fund shall bear the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to shareholders, whether or not the liquidation contemplated by this Plan is effected.

8. Power of Board of Directors. The Board of Directors, and subject to the authority of the Directors, the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

9. Amendment of Plan. The Board of Directors shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation and Bylaws of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.

B-2

APPENDIX C

[Form of]

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

NOMINATING COMMITTEE CHARTER

Committee Membership

The Nominating (the “Committee”) shall be composed entirely of independent directors. The President and Chairman of the Board of the Fund, although not members of the Committee, will cooperate with the Committee by recommending candidates and recruiting them for the Board of Directors (the “Board”) and for executive officers of the Fund, and otherwise assisting the Committee to discharge its responsibilities.

Mission

To promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund.

Nominating Function—Board

1.	The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or the Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.	The Committee may consider potential director candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and (iii) are “independent” as defined in the New York Stock Exchange listing standards. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential director candidates and nominating shareholders or shareholder groups must satisfy the requirements[1] provided in Exhibit A to this Charter. Other than the requirements provided in Exhibit A, the Committee shall not otherwise evaluate shareholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

[1]	These requirements are based on proposed Securities Exchange Act Rule 14a-11(b) and (c) and may be amended depending on the text of that Rule as finally adopted.

3.	The Committee may identify prospective directors from any reasonable source, including, but not limited to, the consultation of third-party director search services.

4.	The Committee requires that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

5.	The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist them in this evaluation.

6.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

7.	The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Board as a group.

8.	The Committee shall periodically review issues related to the succession of officers of the Fund, including the Chairman of the Board.

Nominating Function—Committees

1.	The Committee shall make nominations for membership on all committees of the Fund and submit such nominations to the full Board, and shall review committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall meet periodically prior to meetings of the full Board, to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

3.	The Committee shall review this Charter periodically and recommend any changes to the full Board.

February 24, 2004

EXHIBIT A

PROCEDURES AND ELIGIBILITY REQUIREMENTS FOR

SHAREHOLDER SUBMISSION OF NOMINEE CANDIDATES

A.	Nominee Requirements

Director nominees recommended by shareholders must fulfill the following requirements:2

1.	The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.	The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.	Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

[2]	Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix A.

2.	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

C.	Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund.

D.	Making a Submission

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include as specified in the same section of the Fund’s Bylaws, (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, to be named as a director if so elected.

Please fill in box(es) as shown using black or blue ink or
number 2 pencil. PLEASE DO NOT USE FINE POINT PEN ☑

The Board of Directors recommends that you vote AGAINST the following proposal.

	FOR	AGAINST	ABSTAIN
1. To liquidate the Fund in an orderly manner.	☐	☐	☐

The Board of Directors recommends that you vote FOR each of the following Nominees.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
2. To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2006, and until their successors are elected and qualify.	☐	☐	☐

(01) E. Phillip Cannon                (02) William J. Popejoy

To withhold authority to vote for any individual

nominee, mark “For All Except” and write the

nominee’s number on the line below.

3.	To transact such other business as may properly come before the Meeting or, after any adjournment, any reconvening thereof.

Mark Box at right if an address change or comment has been noted at left.	☐

PLEASE SIGN ON REVERSE SIDE

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC. P.O. BOX 9122 HINGHAM, MA 02043-9717

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE LIQUIDATION PROPOSAL AND FOR THE NOMINEES.

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD APRIL 14, 2004

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 14, 2004 at 11:00 a.m., Pacific time, or as adjourned and reconvened from time to time (the “Meeting”) and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.